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                                                                      Exhibit 21
                                                                      ----------

                      Subsidiaries of Acterna Corporation

Name of Parent or Subsidiary Organization*           State or Other Jurisdiction
------------------------------------------           ---------------------------

Acterna Corporation (Parent).......................  Delaware
Acterna LLC........................................  Delaware
Airshow, Incorporated..............................  Delaware
daVinci Systems, Inc...............................  Delaware
ICS Advent Corporation.............................  Delaware
Itronix Corporation................................  Delaware
Tele-Path Instruments, Inc.........................  Delaware
TTC International Holdings, Inc....................  Delaware
Wavetek Wandel Goltermann LLC......................  Delaware
Wavetek U.S., Inc..................................  Delaware
Applied Digital Access.............................  Delaware
TTC Federal Systems, Inc...........................  Delaware
Wandel & Goltermann Technologies, Inc..............  North Carolina
Acterna Argentina SA...............................  Argentina
Acterna Asia Pacific Pty...........................  Australia
Acterna Export Incorporated........................  Barbados, West Indies
TTC Belgium B.V.B.A................................  Belgium
Acterna Do Brasil Ltda.............................  Brazil
Acterna Canada Ltd.................................  Canada
Acterna Corporation Ltd............................  England
Acterna Plymouth Ltd...............................  England
ICS Advent Europe..................................  France
TTC Telecommunications France SARL.................  France
Wavetek France S.A.................................  France
Acterna Gesellschaft Fur Datenveravbeitung, Gmbh...  Germany
Acterna Munchen GmbH...............................  Germany
Acterna International GmbH.........................  Germany
Acterna Holdings, Ltd..............................  Guernsey, Channel
                                                         Islands
Acterna Investments, Ltd...........................  Guernsey, Channel
                                                         Islands
TTC Asia Pacific Limited...........................  Hong Kong
Acterna Italia SRL.................................  Italy
Acterna Japan k.k..................................  Japan
Acterna de Mexico SA de CV.........................  Mexico
Wandel & Goltermann Telektronik BV.................  Netherlands
Acterna Espana S.A.................................  Spain
Acterna Nordic AB..................................  Sweden
Acterna Schweiz AG.................................  Switzerland





*Excludes nonmaterial subsidiaries.

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